UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2004

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

5460 Bayfront Plaza, Santa Clara, California, 95054

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On February 24, 2004, Magma Design Automation, Inc. (“Magma”) issued a press release announcing that it had entered into a definitive agreement for the acquisition by merger of Mojave, Inc., a developer of advanced technology for integrated circuit manufacturability and verification. A copy of the press release is attached hereto as Exhibit 99.1. On February 25, 2004, Magma held a conference call in connection with its acquisition of Mohave; a copy of the call transcript is attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release issued February 24, 2004.
99.2	Transcript of February 25, 2004 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: February 27, 2004	By	/s/ Gregory C. Walker
Gregory C. Walker
Senior Vice President- Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued February 24, 2004.
99.2	Transcript of February 25, 2004 conference call.